                                                                    EXHIBIT 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 16, 2004, is by and among MediaNews Group, Inc. (the "Borrower"), the guarantors identified on the signature pages hereto (the "Guarantors"), the Guarantors parties hereto, the Lenders parties hereto, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

      1. The Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent entered into that certain Credit Agreement dated as of December 30, 2003, as amended pursuant a First Amendment to Credit Agreement dated as of January 20, 2004 (as previously amended, the "Existing Credit Agreement"). Capitalized terms used herein which are not defined herein and which are defined in the Existing Credit Agreement shall have the same meanings as therein defined.

      2. The Borrower has requested that certain provisions of the Existing Credit Agreement be amended.

      3. The parties have agreed to amend the Existing Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. Amendments to Credit Agreement.

      (A) The definition of "DNA" set forth in Section 1.01 of the Existing Credit Agreement is amended in its entirety to read as follows:

            "DNA" means Denver Newspaper Agency LLP, a Delaware limited liability partnership.

      (B) A new clause (ix) is hereby added to Section 7.01(f) of the Existing Credit Agreement to read as follows:

            (ix) to the extent the Borrower has knowledge thereof, the occurrence of any event or condition as a consequence of which the ability of any Limited Guarantor, Restricted Subsidiary that is not a Guarantor or JOA (A) to declare and pay dividends or make any other distributions on shares of its Capital Stock is limited for any period of time or (B) to pay any obligation owed by it to the Borrower or any Restricted Subsidiary is limited for any period of time pursuant to any covenant or restriction described in clauses (1)(y) of the exception to clause (ii) of Section 8.22(a).

      (C) Section 8.22 of the Existing Credit Agreement is amended in its entirety to read as follows:

            8.22 ADDITIONAL LIMITATIONS ON RESTRICTED SUBSIDIARIES OR JOAS THAT ARE NOT GUARANTORS.

            (a) In respect of Limited Guarantors, Restricted Subsidiaries that are not Guarantors and JOAs, (i) permit (A) the aggregate outstanding amount of all Indebtedness of such Persons required to be consolidated with the Borrower and its Restricted Subsidiaries in accordance with
      Section 1.03(d) (excluding Indebtedness in respect of the Denver Synthetic Lease and any Intercompany Debt) to exceed $75,000,000 or (B) the aggregate outstanding amount of all Indebtedness attributable to any one of such Person and which is required to be consolidated with the Borrower and its Restricted Subsidiaries in accordance with Section 1.03(d) (excluding Indebtedness in respect of the Denver Synthetic Lease and any Intercompany Debt) to exceed $50,000,000, or (ii) permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any such Person to (A) pay dividends or make any other distributions on shares of its Capital Stock or (B) pay any obligation owed to the Borrower or any Restricted Subsidiary or (C) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this clause (ii) shall not apply to (1) any covenant or restriction contained in any Contract evidencing or providing for the creation of or concerning Indebtedness of any such Person permitted to be outstanding hereunder and limiting the ability of such Person (x) to pay dividends or make any other distributions on shares of its Capital Stock during the existence of any default or event of default with respect to such Indebtedness, (y) to pay any obligation owed to the Borrower or any Restricted Subsidiary during the existence of any default or event of default with respect to such Indebtedness or (z) to create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom or (2) to restrictions of the kinds described in the definitions of "Permitted Liens" or "Permitted Restrictive Covenants" set forth in Section 1.01 or described in Schedule 8.22.

            (b) Permit any JOA to fail to make such corporate, partnership or limited liability company distributions or otherwise transfer its cash and cash equivalents to the Borrower or any of the Restricted Subsidiaries, so that, as a result of such distributions and transfers, such JOA (and its Subsidiaries) shall own or hold cash and cash equivalents not in excess of $10,000,000 as of the end of any fiscal month.

      2. Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

      3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and
(b) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

      4. Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

      5. Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of hereof, all references in the Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      6. Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

      7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                     MEDIANEWS GROUP, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

GUARANTORS:                   ALASKA BROADCASTING COMPANY, INC.,
                              an Alaska corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              CHARLESTON PUBLISHING COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              CONNECTICUT NEWSPAPERS PUBLISHING COMPANY, a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              THE DENVER POST CORPORATION,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              EASTERN COLORADO PUBLISHING COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              EASTERN COLORADO PRODUCTION FACILITIES, INC., a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              FITCHBURG INTERNET MEDIA PUBLISHING COMPANY, INC., a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              FITCHBURG PUBLISHING COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              GRAHAM NEWSPAPERS, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              HANOVER PUBLISHING CO.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              KEARNS-TRIBUNE, LLC,
                              a Delaware limited liability company

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LONG BEACH PUBLISHING COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOS ANGELES DAILY NEWS PUBLISHING COMPANY, a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOWELL INTERNET MEDIA PUBLISHING COMPANY, INC., a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOWELL PUBLISHING COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              MEDIANEWS GROUP INTERACTIVE, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW ENGLAND INTERNET MEDIA PUBLISHING, INC., a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW ENGLAND NEWSPAPERS, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW MEXICO-TEXAS MEDIANEWS GROUP
                              INTERACTIVE, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW MEXICO-TEXAS MEDIANEWS LLC,
                              a Delaware limited liability company

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NIMITZ PAPER COMPANY,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NORTHWEST NEW MEXICO PUBLISHING COMPANY, a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              RATE WATCH, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              WEST COAST MEDIANEWS LLC,
                              a Delaware limited liability company

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK NEWSPAPERS, INC.,
                              a Delaware corporation

                              By:     /s/ Ronald A. Mayo
                                 -----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

ADMINISTRATIVE
AGENT:                        BANK OF AMERICA, N.A.

                              By:     /s/ Derrick C. Bell
                                 -----------------------------------------------
                              Name: Derrick C. Bell
                              Title: Principal

LENDERS:                      WACHOVIA BANK, N.A.

                              By:     /s/ Mark Cook
                                 -----------------------------------------------
                              Name: Mark Cook
                              Title: Director

                              SunTrust Bank, Inc.

                              By:     /s/ Kip Hurd
                                 -----------------------------------------------
                              Name: Kip Hurd
                              Title: Vice President

                              DEUTSCHE BANK TRUST COMPANY AMERICAS

                              By:     /s/ Susan L. LeFevre
                                 -----------------------------------------------
                              Name: Susan L. LeFevre
                              Title: Director

                              KEYBANK NATIONAL ASSOCIATION

                              By:     /s/ Laura E. Thozeski
                                 -----------------------------------------------
                              Name: Laura E. Thozeski
                              Title: Assistant Vice President

                              UNION BANK OF CALIFORNIA, N.A.

                              By:     /s/ Lena Bryant
                                 -----------------------------------------------
                              Name: Lena Bryant
                              Title: Senior Vice President

                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and Research
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              EATON VANCE CDO III, LTD.

                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              CONSTANTINUS EATON VANCE CDO V, LTD.

                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              EATON VANCE CDO VI LTD.

                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              GRAYSON & CO
                              By:  Boston Management And Research
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              EATON VANCE

                              VT FLOATING-RATE INCOME FUND
                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              TOLLI & CO.

                              By:  Eaton Vance Management
                                   as Investment Advisor

                              By:     /s/ Michael B. Botthof
                                 -----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                              APEX (IDM) DCO I, LTD.
                              ELC (CAYMAN) LTD. 1999-II
                              ELC (CAYMAN) LTD. 1999-III
                              ELC (CAYMAN) LTD. 2000-I
                              TRYON CLO LTD. 2000-I
                              By:  David L. Babson & Company Inc.
                                   as Collateral Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              BABSON CLO LTD. 2003-I
                              By:  David L. Babson & Company Inc.
                                   as Collateral Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              C.M. LIFE INSURANCE COMPANY

                              By:  David L. Babson & Company Inc.
                                   as Investment Sub-Adviser

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              MAPLEWOOD (CAYMAN) LIMITED
                              By:  David L. Babson & Company Inc. under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              BILL & MELINDA GATES FOUNDATION
                              By:  David L. Babson & Company
                                   as Investment Adviser

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              SEABOARD CLO 2000 LTD.
                              By:  David L. Babson & Company Inc.
                                   as Collateral Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Managing Director

                              SUFFIELD CLO, LIMITED
                              By:  David L. Babson & Company Inc.
                                   as Collateral Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title:Managing Director

                              SIMSBURY CLO, LIMITED

                              By:  David L. Babson & Company Inc. under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

                              By:     /s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name:  Adrienne Musgnug
                              Title:  Managing Director

                              U.S. BANK NATIONAL ASSOCIATION

                              By:     /s/ Colleen B. McEvoy
                                 -----------------------------------------------
                              Name:  Colleen B. McEvoy
                              Title:  Vice President

                              THE BANK OF NEW YORK

                              By:     /s/ Kristen Talaber
                                 -----------------------------------------------
                              Name:  Kristen Talaber
                              Title:  Vice President

                              SIERRA CLO I

                              By:     /s/ John M. Casparian
                                 -----------------------------------------------
                              Name: John M. Casparian
                              Title: Chief Operating Officer
                                     Centre Pacific Manager

                              LASALLE BANK N.A.

                              By:     /s/ Nate Pahner
                                 -----------------------------------------------
                              Name:  Nate Pahner
                              Title:  Loan Officer

                              TORONTO DOMINION (NEW YORK), INC.

                              By:     /s/ Gwen Zirkle
                                 -----------------------------------------------
                              Name:  Gwen Zirkle
                              Title:  Vice President

                              BANK OF AMERICA, N.A.

                              By:     /s/ Derrick C. Bell
                                 -----------------------------------------------
                              Name:  Derrick C. Bell
                              Title:  Principal

                              FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                              By:  Four Corners Capital Management LLC
                                   as Collateral Manager

                              By:     /s/ Steven Columbaro
                                 -----------------------------------------------
                              Name: Steven Columbaro
                              Title: Vice President

                              SECURITY BENEFIT LIFE INSURANCE COMPANY
                              By:  Four Corners Capital Management LLC
                                   as Collateral Manager

                              By:     /s/ Steven Columbaro
                                 -----------------------------------------------
                              Name: Steven Columbaro
                              Title: Vice President

                              FOXE BASIN CLO 2003, LTD.

                              By:  Royal Bank of Canada
                                   as Collateral Manager

                              By:     /s/ Melissa Marano
                                 -----------------------------------------------
                              Name: Melissa Marano
                              Title: Authorized Signatory

                              HAMILTON CDO, LTD.
                              By:  Stanfield Capital Partners LLC
                                   as its Collateral Manager

                              By:     /s/ Christopher E. Jansen
                                 -----------------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                              SANFIELD QUATTRO CLO, LTD.

                              By:  Stanfield Capital Partners LLC
                                   as its Collateral Manager

                              By:     /s/ Christopher E. Jansen
                                 -----------------------------------------------
                              Name:  Christopher E. Jansen
                              Title:  Managing Partner

                              SANFIELD/RMF TRANSATLANTIC CDO LTD.
                              By:  Stanfield Capital Partners LLC
                                   as its Collateral Manager

                              By:     /s/ Christopher E. Jansen
                                 -----------------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                              APEX (TRIMARAN) CDO I, LTD.

                              By: Trimaran Advisors, L.L.C.

                              By:     /s/ David M. Millison
                                 -----------------------------------------------
                              Name: David M. Millison
                              Title: Managing Director

                              BY: CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
                              By: Its Collateral Manager, Callidus Capital
                                  Management, LLC

                              By:     /s/ Mavis Taintor
                                 -----------------------------------------------
                              Name:  Mavis Taintor
                              Title:  Managing Director

                              COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY
                              By:  Columbia Management Advisors, Inc.,
                                   as Advisor

                              By:     /s/ Brian W. Good
                                 -----------------------------------------------
                              Name: Brian W. Good
                              Title: Senior Vice President & Portfolio Manager

                              COLUMBIA FLOATING RATE ADVANTAGE FUND
                              By: Columbia Management Advisors, Inc., as Advisor

                              By:     /s/ Brian W. Good
                                 -----------------------------------------------
                              Name: Brian W. Good
                              Title: Senior Vice President & Portfolio Manager

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:     /s/ Attila Koc
                                 -----------------------------------------------
                              Name: Attila Koc
                              Title: Senior Vice President& Portfolio Manager

                              SANKATY ADVISORS, LLC as Collateral Manager for A VERY POINT CLO, LTD., as Term Lender

                              By:     /s/ Diane Exter
                                 -----------------------------------------------
                              Name: Diane Exter
                              Title: Managing Director/Portfolio Manager

                              SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL II - INGOTS, LTD., as Term Lender

                              By:     /s/ Diane Exter
                                 -----------------------------------------------
                              Name: Diane Exter
                              Title: Managing Director/Portfolio Manager

                              SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL III CLO, LIMITED, as Term Lender

                              By:     /s/ Diane Exter
                                 -----------------------------------------------
                              Name: Diane Exter
                              Title: Managing Director/Portfolio Manager

                              SEMINOLE FUNDING LLC

                              By:     /s/ Ann E. Morris
                                 -----------------------------------------------
                              Name: Ann E. Morris
                              Title: Assistant Vice President

                              WINGED FOOT FUNDING TRUST

                              By:     /s/ Ann E. Morris
                                 -----------------------------------------------
                              Name: Ann E. Morris
                              Title: Authorized Agent

                              JUPITER LOAN FUNDING LLC

                              By:     /s/ Ann E. Morris
                                 -----------------------------------------------
                              Name: Ann E. Morris
                              Title: Assistant Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:     /s/ Robert M. Kadlick
                                 -----------------------------------------------
                              Name: Robert M. Kadlick
                              Title: Duly Authorized Signatory

                              KZH PONDVIEW LLC

                              By:     /s/ Dorian Herrera
                                 -----------------------------------------------
                              Name: Dorian Herrera
                              Title: Authorized Agent

                              FRANKLIN FLOATING RATE TRUST

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              FRANKLIN FLOATING RATE MASTER SERIES

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              FRANKLIN FLOATING RATE DAILY ACCESS FUND

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              FRANKLIN TEMPLETON LIMITED DURATION FUND

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              FRANKLIN CLO II, LTD.

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              FRANKLIN CLO III, LTD.

                              By:     /s/ Richard Hsu
                                 -----------------------------------------------
                              Name: Richard Hsu
                              Title: Vice President

                              WELLS FARGO BANK, N.A.

                              By:     /s/ Catherine M. Jones
                                 -----------------------------------------------
                              Name: Catherine M. Jones
                              Title: Vice President